UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2007
STEWART & STEVENSON LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-140441 (Commission File Number)	20-3974034 (IRS Employer Identification No.)

1000 Louisiana St., Suite 5900, Houston, TX (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 751-2700
None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement
On November 6, 2007, Stewart & Stevenson LLC (the “Company”) entered into an employment agreement, effective that date, with Mr. Hushang Ansary, the Company’s Chairman. The employment agreement sets forth certain terms of the Chairman’s employment and continues his minimum base salary of $2.5 million.
Item 9.01.     Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated November 6, 2007, by and between the Company and Mr. Hushang Ansary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewart & Stevenson LLC
Date: November 13, 2007	By:	/s/ Jeffery W. Merecka
		Name:	Jeffery W. Merecka
		Title:	Vice President, Chief Financial Officer and Secretary